AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, dated as of November 3, 2005 (this "Agreement"), is made by and between ADVANCED 3-D ULTRASOUND SERVICES, INC., d/b/a World Energy Solutions, a Florida corporation maintaining its principal place of business at 3900A 31st Street North, St. Petersburg, Florida 33714, ("Advanced" or "Surviving Company") and Professional Technical Systems, Inc., a Florida corporation maintaining its principal place of business at 3900A 31st Street North, St. Petersburg, Florida 33714 ("PTSI" or "Merging Company").

       WHEREAS,The Boards of Directors of Advanced and PTSI have determined that the merger of PTSI into Advanced (the "Merger"), on the terms and subject to the conditions of this Agreement would be advantageous and beneficial to the corporations and their respective shareholders and have approved the merger of PTSI into Advanced (the "Merger"), pursuant to this Agreement and the transactions contemplated hereby, and in accordance with applicable provisions of the Florida Business Corporations Act, Fla. Stat.ss. 607.0101 et seq. (2004) which permit such Merger;

         WHEREAS, it is intended by the parties hereto, for federal income tax purposes, that the Merger shall qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, each of the parties to this Agreement desires to make certain agreements in connection with the Merger and also to prescribe various conditions to the consummation of such Merger.

         NOW,  THEREFORE,  in  consideration of the foregoing and the respective
representations,   warranties,  covenants  and  agreements  set  forth  in  this
Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                   THE MERGER

         SECTION 1.01. The Merger. On the terms and subject to the conditions set forth in this Agreement, the Merging Company shall be merged with and into the Surviving Company. As a result of the Merger, the separate corporate existence of the Merging Company shall cease and the Surviving Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

         SECTION 1.02. Closing; Closing Date; Effective Time. Unless this Agreement is terminated and subject to the satisfaction or waiver of the conditions contained in this Agreement, the consummation of the Merger and the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the Merging Company on or before November 8, 2005, or at such other date, time and place as the Surviving Company and the Merging Company may agree. The date on which the Closing takes place is referred to herein as the "Closing Date." On or before the Closing Date, the parties shall cause the Merger to be consummated by filing Articles of Merger with the Secretary of State of the State of Florida, in substantially the form attached as Exhibit 1.01, and executed in accordance with the relevant provisions of Florida Law.

         SECTION 1.03. Effect of the Merger. All the properties, rights, privileges and powers of the Merging Company and the Surviving Company will vest in the Surviving Corporation, and all debts, liabilities and duties of the Merging Company and the Surviving Company shall become the debts, liabilities and duties of the Surviving Company.

         SECTION 1.04. Articles of Incorporation; Bylaws. The Articles of Incorporation and bylaws of Surviving Company, as in effect immediately prior to the Merger, shall be the Articles of Incorporation and bylaws of the Surviving Company after the Merger.

     SECTION 1.05. Directors and Officers. The directors and officers of Merging Company immediately prior to the Merger shall be the directors and officers of the Surviving Company after the Merger.

         SECTION 1.06. Merger Consideration. In consideration of the agreement by Merging Company to vend into Surviving Company the Merging Company's technology, twenty-year corporate history and corporate goodwill, among other assets, the Surviving Company agrees that each Merging Company shareholder shall at the Closing Date receive one share of restricted common stock of the Surviving Company (the "Common Stock") in exchange for each share of Merging Company common stock held by the Merging Company shareholders on the Closing Date, whereupon the issued and outstanding shares of Merging Company common stock shall then be cancelled by operation of Florida Law.

                                   ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF THE MERGING COMPANY

         Except as otherwise disclosed in writing by the Merging Company to Surviving Company prior to the Closing Date, the Merging Company represents and warrants to Surviving Company that:

         SECTION 2.01. Organization and Qualification. The Merging Company is a corporation duly organized, validly existing and in good standing under the laws of Florida, has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary.

         SECTION 2.02. Articles, Bylaws and Capitalization. The Merging Company has furnished to Surviving Company complete and correct copies of its Articles of Incorporation and bylaws, in each case as amended or restated, of the Merging Company. The Merging Company is not in violation of any of the provisions of its Articles of Incorporation or bylaws. The Merging Company is authorized by its Articles of Incorporation to issue 100,000,000 shares of $.001 par value common stock (the "Common Stock"). Unless otherwise disclosed to Surviving Company in writing by Merging Company, as of the Closing Date there will be 11,617,000 shares of the Common Stock issued and outstanding. Merging Company anticipates engaging in an offering of securities pursuant to Section 4(2) of the Securities Act of 1933 and various states' securities exempt transaction laws up to the Closing Date. There are no other classes of capital stock of the Merging Company authorized or issued and outstanding.

         SECTION 2.03. Authority. The Merging Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Merging Company and the consummation by the Merging Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Merging Company or its shareholders are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Merging Company and constitutes the legal, valid and binding obligation of the Merging Company enforceable against the Merging Company and the shareholders in accordance with its terms.

         SECTION 2.04.     No Conflict; Required Filings and Consents.

                  (a) The execution and delivery of this Agreement by the Merging Company does not, and the consummation of the transactions contemplated hereby will not (i) conflict with or violate the Articles of Incorporation or bylaws, in each case as amended or restated, of the Merging Company, (ii) conflict with or violate any federal, state, or local law, statute, ordinance, rule, regulation, order, judgment, or decree (collectively, "Laws") applicable to the Merging Company or by which any of its properties or assets is bound or subject or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any lien or encumbrance on any of the properties or assets of the Merging Company pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Merging Company is a party or by or to which the Merging Company or any of its properties or assets is bound or subject.

                  (b) The execution and delivery of this Agreement by the Merging Company does not, and consummation of the transactions contemplated hereby will not, require the Merging Company to obtain any consent, license, permit, approval, waiver, authorization or order of, or to make any filing with or notification to, any governmental or regulatory authority (each individually, a "Governmental Entity," and collectively "Governmental Entities"), except for the filing and recordation of appropriate merger documents as required by Florida Law.

         SECTION 2.05. Permits; Compliance. The Merging Company does not require any franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted. The Merging Company and its assets and operations are currently and have at all times been in compliance with all Laws applicable to the Merging Company and its operations or by or to which any of its assets is bound or subject, including without limitation all Laws related to environmental protection, employee benefits, labor and employment and occupational health and safety. The Merging Company has not received from any Governmental Entity any written notification with respect to possible violations of Laws.

         SECTION 2.06.     Financial Statements.

                  (a) Schedule 2.06(a) includes (i) the balance sheets and income and cash flow statements of the Merging Company as of December 31, 2003 and December 31, 2004 for the year ended on such dates and (ii) contains the balance sheet of the Merging Company (the "Latest Balance Sheet") as of June 30, 2005 (the "Latest Balance Sheet Date"), and the income and cash flow statement for the three month period ended on such date.

                  (b) Each of the foregoing financial statements (i) has been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved and (ii) fairly present in all material respects the financial position of the Merging Company as of the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the interim financial statements are subject to normal and recurring year-end adjustments, which will not be material individually or in the aggregate.

                  (c) All accounts receivable reflected in the Latest Balance Sheet or generated since the Latest Balance Sheet Date arose in the ordinary course of business and are fully collectible in the ordinary course of business, without resort to litigation, at the face amount thereof less any reserve reflected in the Latest Balance Sheet, and will not be subject to counterclaim, set-off or other reduction.

         SECTION 2.07. Absence of Certain Changes or Events. Since the Latest Balance Sheet Date, the Merging Company has conducted its business only in the ordinary course and in a manner consistent with past practice and there has not been: (a) any damage, destruction or loss (whether or not covered by insurance) with respect to any material assets of the Merging Company; (b) any change by the Merging Company in its accounting methods, principles or practices; (c) any declaration, setting aside or payment of any dividends or distributions in respect of shares of the capital stock of the Merging Company or any redemption, purchase or other acquisition by the Merging Company of any of its securities;
(d) any increase in the benefits under, or the establishment or amendment of, any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing or other employee benefit plan, or any increase in the compensation payable or to become payable to directors, officers or employees of the Merging Company, except for annual bonuses or merit increases in salaries or wages in the ordinary course of business and consistent with past practice; (e) any payment or other transfer of assets by the Merging Company, other than compensation payments in the ordinary course of business and consistent with past practice; (f) any revaluation by the Merging Company of any of its assets, including the writing down or off of notes or accounts receivable, other than in the ordinary course of business and consistent with past practices; (g) any entry by the Merging Company into any commitment or transaction material to the Merging Company including, without limitation, incurring or agreeing to incur capital expenditures in excess of $10,000; (h) any incurrence of indebtedness for borrowed money other than trade payables incurred in the ordinary course of business; (i) the termination of employment (whether voluntary or involuntary) of any officer or key employee of the Merging Company; or (j) any change, occurrence or circumstance having or reasonably likely to have, individually or in the aggregate, a material adverse effect on the business, operations, assets, financial condition, results of operations or prospects of the Merging Company.

         SECTION 2.08. No Undisclosed Liabilities. The Merging Company does not have any direct or indirect debts, liabilities or obligations, whether known or unknown, absolute, accrued, contingent or otherwise ("Liabilities"), except (a) Liabilities fully reflected in the Latest Balance Sheet and related financial statement notations; (b) accounts payable and Liabilities incurred in the ordinary course of business and consistent with past practice since the Latest Balance Sheet Date; and (c) obligations to be performed in the ordinary course of business, consistent with past practice, under the Material Contracts. The Merging Company does not and will not have any obligations for severance costs, vacation pay or sick leave associated with any employee of the Merging Company, other than obligations that are satisfied prior to the Effective Time.

         SECTION 2.09. Absence of Litigation. There is no claim, action, suit, litigation, proceeding, arbitration or investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the Merging Company's knowledge, threatened against the Merging Company or any assets or rights of the Merging Company. The Merging Company is not subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree or award of any Government Entity or arbitrator, including, without limitation, cease-and-desist or other orders.

         SECTION 2.10.     Taxes.

     (a) All returns and reports ("Tax Returns") of or with respect to any Tax which is required to be filed on or before the Closing Date (taking into account extensions of filing dates) by or with respect to the Merging Company have been or will be duly and timely filed. All items of income, gain, loss, deduction and credit or other items required to be included in each such Tax Return have been or will be so included and all information provided in each such Tax Return is true, correct and complete. All Taxes which have become or will become due with respect to the period covered by each such Tax Return have been or will be timely paid in full, other than any Taxes for which adequate reserves have been established on the Latest Balance Sheet. All withholding Tax requirements imposed on or with respect to the Merging Company have been or will be satisfied in full in all respects. No penalty, interest or other charge is or will become due with respect to the late filing of any such Tax Return or late payment of any such Tax.

     (b) There are no Tax Returns of or with respect to the Merging Company with extended or waived statutes of limitations that have not been audited by the applicable governmental authority.

     (c) There is not in force any extension of time with respect to the due date for the filing of any Tax Return of or with respect to the Merging Company or any waiver or agreement for any extension of time for the assessment, collection or payment of any Tax of or with respect to the Merging Company.

     (d) There are no pending audits, actions, proceedings, investigations, disputes or claims with respect to or against the Merging Company for or with respect to any Taxes of the Merging Company; no assessment, deficiency or adjustment has been assessed or proposed with respect to any Tax Return of or with respect to the Merging Company; and there is no reasonable basis on which any claim for material Taxes can be asserted against the Merging Company.

     (e) Except for statutory liens for current Taxes not yet due, no liens for Taxes exist upon the assets of any of the Merging Company.

     (f) None of the transactions contemplated by this Agreement will result in any Tax liability or the recognition of any item of income or gain to the Merging Company.

         SECTION 2.11. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Merging Company.

         SECTION 2.12.     Certain Material Contracts.

                  (a) Schedule 2.12 lists and briefly describes the material terms of each agreement and arrangement (whether written or oral and including all amendments thereto) to which the Merging Company is a party or a beneficiary or by which the Merging Company is bound that is material, directly or indirectly, to the business of the Merging Company (collectively, the "Material Contracts"), including without limitation (i) any licensing, advertising, promotion, consulting or services agreements pursuant to which the Merging Company earns revenue; (ii) any licensing, supply, or services agreements pursuant which the Merging Company is entitled or obligated to acquire any assets or services from any person; (iii) any insurance policies; (iv) any employment, consulting, non-competition, separation, collective bargaining, union or labor agreements or arrangements; (v) any agreement evidencing, securing, guarantying or otherwise relating to any indebtedness for which the Merging Company has any Liability, (vi) any agreement with or for the benefit of any member of the Merging Company, or any affiliate or family member thereof;
(vii) any real property leases or any capital or operating leases or conditional sales agreements relating to vehicles or equipment; and (viii) any other agreement or arrangement pursuant to which the Merging Company could be required to make or be entitled to receive aggregate payments in excess of $10,000.

                  (b) The Merging Company has performed in all material respects all of its obligations under each Material Contract and there exists no breach or default (or event that with notice or lapse of time would constitute a breach or default) under any Material Contract.

                  (c) Each Material Contract is valid, binding and in full force and effect and enforceable in accordance with its respective terms. There has been no termination or, to the Merging Company's knowledge, threatened termination or notice of default under any Material Contract. The Merging Company has delivered to Surviving Company a copy of each written Material Contract and a written summary of the material terms of each oral Material Contract.

         SECTION 2.13.     Intellectual Property.

                  (a) For purposes of this Agreement, "Intellectual Property" means all (i) patents, copyrights and copyrightable works, trademarks, service marks, trade names, service names, logos, Internet domain names and all goodwill symbolized thereby and appurtenant thereto; (ii) trade secrets, inventions, technology, know-how, proprietary information, research material, specifications, surveys, designs, drawings and processes; (iii) database, computer software and related documentation (collectively, "Software"); (iv) artwork, photographs, editorial copy and materials, formats and designs; (v) customer, prospect and marketing lists; (vi) registrations, applications, recordings, common law rights, "moral" rights of authors, licenses (to or from the Merging Company) and other agreements relating to any of the foregoing;
(vii) rights to obtain renewals, reissues, extensions, continuations, divisions or equivalent extensions of legal protection pertaining to the foregoing; and
(viii) claims, causes of action or other rights at law or in equity arising out of or relating to any infringement, misappropriation, distortion, dilution or other unauthorized use or conduct in derogation of the foregoing occurring prior to the Closing.

                  (b) The Merging Company has registered all trademarks, service marks and copyrights used in the Merging Company's business as presently conducted.

                  (c) The Merging Company owns or has the right to use pursuant to Material Contracts all Intellectual Property used by the Merging Company in connection with or necessary to the operation of its business, without infringing on or otherwise acting adversely to the rights or claimed rights of any person. The Merging Company is not obligated to pay any royalty or other consideration to any person in connection with the use of any such Intellectual Property.

                  (d) No claim has been asserted against the Merging Company to the effect that the use of any Intellectual Property by the Merging Company infringes the rights of any person. To the Merging Company's knowledge, no other person is currently infringing upon the rights of the Merging Company with respect to the Merging Company's Intellectual Property.

         SECTION 2.14. Information Supplied. Without limiting any of the representations and warranties contained herein, no written representation or written warranty of the Merging Company or the Members and no statement by the Merging Company or the Members contained in the Schedules to this Agreement contains any untrue statement of material fact, or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which such statements were made, not misleading.

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF SURVIVING COMPANY

         Except as otherwise disclosed in writing by the Surviving Company to Merging Company prior to the Closing Date, Surviving Company hereby represents and warrants to the Merging Company that:

         SECTION 3.01. Organization and Qualification. Surviving Company is a corporation duly organized, validly existing and in good standing under Florida Law and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary.

         SECTION 3.02. Authority. Surviving Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Surviving Company and the consummation by Surviving Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Surviving Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Surviving Company and constitutes the legal, valid and binding obligation of Surviving Company, enforceable against it in accordance with its terms.

         SECTION 3.03.     No Conflict; Required Filings and Consent.

                  (a) The execution and delivery of this Agreement by Surviving Company does not, and the consummation of the transactions contemplated hereby will not (i) conflict with or violate the Articles of Incorporation, in each case as amended or restated, of Surviving Company, (ii) conflict with or violate any Laws applicable to Surviving Company or by which any of its properties or assets is bound or subject, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Surviving Company is a party or by or to which Surviving Company or any of its properties is bound or subject.

                  (b) The execution and delivery of this Agreement by Surviving Company does not, and the consummation of the transactions contemplated hereby will not, require Surviving Company to obtain any consent, license, permit, approval, waiver, authorization or order of, or to make any filing with or notification to, any Governmental Entities, except for the filing and recordation of appropriate merger documents as required by Florida Law and required filings with the United States Securities and Exchange Commission.

         SECTION 3.04. Articles, Bylaws and Capitalization. The Surviving Company has furnished to Merging Company complete and correct copies of its Articles of Incorporation and bylaws, in each case as amended or restated, of the Surviving Company. The Surviving Company is not in violation of any of the provisions of its Articles of Incorporation or bylaws. The Surviving Company is authorized by its Articles of Incorporation to issue 50,000,000 shares of $.0001 par value common stock (the "Common Stock"). As of the Closing Date there will be 197,000 shares of the Common Stock issued and outstanding. There are no other classes of capital stock of the Surviving Company authorized or issued and outstanding. There are not currently and as of the Closing Date there shall not be any stock option, stock option agreement, warrant, warrant agreement or any other contractual right or obligation of the Surviving Company in existence that could, if exercised or performed, result in the issuance of any additional shares to the pre-Merger existing shareholders of the Surviving Company.

         SECTION 3.05.     Financial Statements.

                  (a) Schedule 3.05(a) includes (i) the balance sheet data of the Surviving Company as of December 31, 2004 and the income and cash flow statements of the Surviving Company for the year ended on such date and (ii) contains the balance sheet of the Surviving Company (the "Latest Balance Sheet") as of March 31, 2005 (the "Latest Balance Sheet Date"), and the income and cash flow statement for the three month period ended on such date.

                  (b) Each of the foregoing financial statements (i) has been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved and (ii) fairly present in all material respects the financial position of the Surviving Company as of the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the interim financial statements are subject to normal and recurring year-end adjustments, which will not be material individually or in the aggregate.

                  (c) All accounts receivable reflected in the Latest Balance Sheet or generated since the Latest Balance Sheet Date arose in the ordinary course of business and are fully collectible in the ordinary course of business, without resort to litigation, at the face amount thereof less any reserve reflected in the Latest Balance Sheet, and will not be subject to counterclaim, set-off or other reduction.

         SECTION 3.06. Absence of Certain Changes or Events. Since the Latest Balance Sheet Date, the Surviving Company has conducted its business only in the ordinary course and in a manner consistent with past practice and there has not been: (a) any damage, destruction or loss (whether or not covered by insurance) with respect to any material assets of the Surviving Company; (b) any change by the Surviving Company in its accounting methods, principles or practices; (c) any declaration, setting aside or payment of any dividends or distributions in respect of shares of the capital stock of the Surviving Company or any redemption, purchase or other acquisition by the Surviving Company of any of its securities; (d) any increase in the benefits under, or the establishment or amendment of, any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing or other employee benefit plan, or any increase in the compensation payable or to become payable to directors, officers or employees of the Surviving Company, except for annual bonuses or merit increases in salaries or wages in the ordinary course of business and consistent with past practice; (e) any payment or other transfer of assets by the Surviving Company, other than compensation payments in the ordinary course of business and consistent with past practice; (f) any revaluation by the Surviving Company of any of its assets, including the writing down or off of notes or accounts receivable, other than in the ordinary course of business and consistent with past practices; (g) any entry by the Surviving Company into any commitment or transaction material to the Surviving Company including, without limitation, incurring or agreeing to incur capital expenditures in excess of $10,000; (h) any incurrence of indebtedness for borrowed money other than trade payables incurred in the ordinary course of business; (i) the termination of employment (whether voluntary or involuntary) of any officer or key employee of the Surviving Company; or (j) any change, occurrence or circumstance having or reasonably likely to have, individually or in the aggregate, a material adverse effect on the business, operations, assets, financial condition, results of operations or prospects of the Surviving Company.

         SECTION 3.07. No Undisclosed Liabilities. The Surviving Company does not have any direct or indirect debts, liabilities or obligations, whether known or unknown, absolute, accrued, contingent or otherwise ("Liabilities"), except
(a) Liabilities fully reflected in the Latest Balance Sheet and related financial statement notations; (b) accounts payable and Liabilities incurred in the ordinary course of business and consistent with past practice since the Latest Balance Sheet Date; and (c) obligations to be performed in the ordinary course of business, consistent with past practice, under the Material Contracts. The Surviving Company does not and will not have any obligations for severance costs, vacation pay or sick leave associated with any employee of the Surviving Company, other than obligations that are satisfied prior to the Effective Time.

         SECTION 3.08. Absence of Litigation. There is no claim, action, suit, litigation, proceeding, arbitration or investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the Surviving Company's knowledge, threatened against the Surviving Company or any assets or rights of the Surviving Company. The Surviving Company is not subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree or award of any Government Entity or arbitrator, including, without limitation, cease-and-desist or other orders.

         SECTION 3.09.     Taxes.

                  (a) All returns and reports ("Tax Returns") of or with respect to any Tax which is required to be filed on or before the Closing Date (taking into account extensions of filing dates) by or with respect to the Surviving Company have been or will be duly and timely filed. All items of income, gain, loss, deduction and credit or other items required to be included in each such Tax Return have been or will be so included and all information provided in each such Tax Return is true, correct and complete. All Taxes which have become or will become due with respect to the period covered by each such Tax Return have been or will be timely paid in full, other than any Taxes for which adequate reserves have been established on the Latest Balance Sheet. All withholding Tax requirements imposed on or with respect to the Surviving Company have been or will be satisfied in full in all respects. No penalty, interest or other charge is or will become due with respect to the late filing of any such Tax Return or late payment of any such Tax.

                  (b) There are no Tax Returns of or with respect to the Surviving Company with extended or waived statutes of limitations that have not been audited by the applicable governmental authority.

                  (c) There is not in force any extension of time with respect to the due date for the filing of any Tax Return of or with respect to the Surviving Company or any waiver or agreement for any extension of time for the assessment, collection or payment of any Tax of or with respect to the Surviving Company.

                  (d) There are no pending audits, actions, proceedings, investigations, disputes or claims with respect to or against the Surviving Company for or with respect to any Taxes of the Surviving Company; no assessment, deficiency or adjustment has been assessed or proposed with respect to any Tax Return of or with respect to the Surviving Company; and there is no reasonable basis on which any claim for material Taxes can be asserted against the Surviving Company.

                  (e) Except for statutory liens for current Taxes not yet due, no liens for Taxes exist upon the assets of any of the Surviving Company.

                  (f) None of the transactions contemplated by this Agreement will result in any Tax liability or the recognition of any item of income or gain to the Surviving Company.

         SECTION 3.10. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Surviving Company.

         SECTION 3.11. Regulatory Filings. Surviving Company has filed all forms, reports, schedules, statements and other documents required to be filed by it (collectively, as supplemented and amended since the time of filing, the "SEC Reports") with the SEC. The Surviving Company SEC Reports (i) were prepared in all material respects with all applicable requirements of the Securities Act and the Exchange Act, as the case may be, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation in clause (ii) of the preceding sentence does not apply to any misstatement or omission in any Surviving Company SEC Report filed prior to the date of this Agreement which was superseded by a subsequent Surviving Company SEC Report filed prior to the date of this Agreement.

         SECTION 3.12. Shareholder List.Schedule 3.12 is a true and accurate copy of the Surviving Company's shareholder list and an accurate representation regarding the number of shares principally and/or beneficially owned by each of its shareholders as of the Closing Date.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.01. Affirmative Covenants of the Merging Company. The Merging Company hereby covenants and agrees that, prior to the Closing Date, unless otherwise expressly contemplated by this Agreement or consented to in writing by Surviving Company, the Merging Company will:

     (a) operate its business only in the usual and ordinary course consistent with past practices;

     (b) use commercially reasonable efforts to preserve substantially intact its business organization, maintain its Material Contracts, and Intellectual Property and other material rights, retain the services of its respective officers and key employees and maintain its relationships with its material customers and suppliers;

     (c) maintain and keep its assets in as good repair and condition as at present, ordinary wear and tear excepted;

     (d) maintain and keep in full force and effect insurance comparable in amount and scope of coverage to that currently in effect; and

     (e) from the date of this Agreement and to the Closing Date, promptly supplement or amend the Schedules to this Agreement with respect to any matter that arises or that is required to be set forth or listed in the Schedules or is necessary to complete or correct any information in the Schedules; provided, that for purposes of determining the rights and obligations of the parties hereunder, any such supplemental or amended disclosure will not be deemed to have been disclosed to Surviving Company unless Surviving Company otherwise expressly consents in writing.

         SECTION 4.02. Negative Covenants of the Merging Company. Except as expressly contemplated by this Agreement or otherwise consented to in writing by Surviving Company, from the date of this Agreement until the Closing Date, the Merging Company will not do any of the following:

     (a) amend or otherwise modify any of the Material Contracts or enter into any new Material Contracts outside the ordinary course of its business;

     (b) sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, or agree to sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, any of its assets;

     (c) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy;

     (d) take any action that would result in a breach (as of the Closing) of any of its representations and warranties in this agreement;

     (e) pay or agree to pay any bonus, or similar payment to any of its employees or increase the compensation of any employee;

     (f) make any material expenditure or commitment except in the ordinary course of business consistent with past practice; or

     (g) agree in writing or otherwise to do any of the foregoing.

         SECTION 4.03.     Access and Information.

                  (a) The Merging Company shall (i) afford to Surviving Company and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, the "Surviving Company Representatives") reasonable access at reasonable times, upon reasonable prior notice, to the officers, employees, agents, properties, offices and other facilities of the Merging Company and to the books and records thereof, and (ii) authorize Surviving Company to contact and obtain relevant information from the Merging Company's accountants and any governmental agencies having dealings with the Merging Company.

                  (b) No investigation by the parties hereto made heretofore or hereafter shall affect the representations and warranties of the parties which are herein contained and each such representation and warranty shall survive such investigation.

         SECTION 4.04. Affirmative Covenants of the Surviving Company. The Surviving Company hereby covenants and agrees that, prior to the Closing Date, unless otherwise expressly contemplated by this Agreement or consented to in writing by Merging Company, the Surviving Company will:

                  (a) operate its business only in the usual and ordinary course consistent with past practices;

                  (b) use commercially reasonable efforts to preserve substantially intact its business organization, maintain its Material Contracts, and Intellectual Property and other material rights, retain the services of its respective officers and key employees and maintain its relationships with its material customers and suppliers;

                  (c) maintain and keep its assets in as good repair and condition as at present, ordinary wear and tear excepted;

                  (d) maintain and keep in full force and effect insurance comparable in amount and scope of coverage to that currently in effect; and

                  (e) from the date of this Agreement and to the Closing Date, promptly supplement or amend the Schedules to this Agreement with respect to any matter that arises or that is required to be set forth or listed in the Schedules or is necessary to complete or correct any information in the Schedules; provided, that for purposes of determining the rights and obligations of the parties hereunder, any such supplemental or amended disclosure will not be deemed to have been disclosed to Surviving Company unless Surviving Company otherwise expressly consents in writing.

         SECTION 4.05. Negative Covenants of the Surviving Company. Except as expressly contemplated by this Agreement or otherwise consented to in writing by Merging Company, from the date of this Agreement until the Closing Date, the Surviving Company will not do any of the following:

     (a) amend or otherwise modify any of the Material Contracts or enter into any new Material Contracts outside the ordinary course of its business;

     (b) sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, or agree to sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, any of its assets;

     (c) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy;

     (d) take any action that would result in a breach (as of the Closing) of any of its representations and warranties in this agreement;

     (e) pay or agree to pay any bonus, or similar payment to any of its employees or increase the compensation of any employee;

     (f) make any material expenditure or commitment except in the ordinary course of business consistent with past practice; or

     (g) agree in writing or otherwise to do any of the foregoing.

         SECTION 4.06.     Access and Information.

                  (a) The Surviving Company shall (i) afford to Merging Company and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, the "Merging Company Representatives") reasonable access at reasonable times, upon reasonable prior notice, to the officers, employees, agents, properties, offices and other facilities of the Surviving Company and to the books and records thereof, and
(ii) authorize Merging Company to contact and obtain relevant information from the Surviving Company's accountants and any governmental agencies having dealings with the Surviving Company.

                  (b) No investigation by the parties hereto made heretofore or hereafter shall affect the representations and warranties of the parties which are herein contained and each such representation and warranty shall survive such investigation.

         SECTION 4.07.     Appropriate Action; Consents; Filings.

                  (a) Each of Surviving Company and the Merging Company shall use all reasonable efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement, and (ii) obtain from any Governmental Entities or other third parties any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Surviving Company or the Merging Company or any of their subsidiaries or affiliates, as applicable, in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the Merger. The Merging Company and Surviving Company shall furnish all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law in connection with the transactions contemplated by this Agreement.

                  (b) The Surviving Company and the Merging Company shall give any notices to third parties, and use all reasonable efforts to obtain any third party consents (i) necessary, proper or advisable to consummate the transactions contemplated by this Agreement, or (ii) otherwise required under any Material Contracts, or other agreements in connection with, or in order to allow the Merging Company to continue to be entitled to the benefits thereof following, the consummation of the transactions contemplated hereby. In the event that any party shall fail to obtain any third party consent described above and the parties agree to consummate the Merger without such consent, such party shall use commercially reasonable efforts, and shall take any such actions reasonably requested by the other parties, to limit the adverse effect upon the Merging Company and Surviving Company, and their respective businesses resulting, or which could reasonably be expected to result after the Closing Date, from the failure to obtain such consent.

         SECTION 4.08. Public Announcements. Surviving Company will issue a press release regarding the Merger and shall provide notice to the Merging Company before issuing any press release or otherwise making any public statements with respect to the Merger. Neither party shall issue any press release or make any public statement prior to such press release, except as otherwise required by applicable Law.

                                    ARTICLE V

                               CLOSING CONDITIONS

         SECTION 5.01. Conditions to Obligations of Surviving Company. The obligations of Surviving Company to effect the Merger and the other transactions contemplated hereby are also subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in writing by Surviving Company, in whole or in part:

                  (a) Each of the representations and warranties of the Merging Company contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                  (b) The Merging Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

                  (c) Since the Latest Balance Sheet Date, there has not occurred any material adverse change in the condition (financial or otherwise), results of operations, business, prospects, assets or liabilities of the Merging Company.

                  (d) No Governmental Entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger (an "Order"); and no such Governmental Entity or third party shall have initiated or threatened to initiate any proceeding seeking an Order.

                  (e) The Merging Company shall have obtained any required consent and approval necessary in order that the transactions contemplated hereby do not constitute a material breach or violation of, or result in a right of termination or acceleration of any encumbrance on any material portion of the Merging Company's properties or assets, any Material Contract, material arrangement or understanding.

                  (f) The results of the financial review and other due diligence performed by the Surviving Company and its Representatives shall be satisfactory to Surviving Company in Surviving Company's sole discretion.

                  (g) All proceedings taken by the Merging Company and all instruments executed and delivered by the Merging Company, on or prior to the Closing Date in connection with the transactions herein contemplated shall be reasonably satisfactory in form and substance to Surviving Company.

         SECTION 5.02. Conditions to Obligations of the Merging Company. The obligation of the Merging Company to effect the Merger and the other transactions contemplated hereby is also subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in writing by the Merging Company, in whole or in part:

                  (a) Each of the representations and warranties of Surviving Company contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                  (b) The Surviving Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

                  (c) Since the Latest Balance Sheet Date, there has not occurred any material adverse change in the condition (financial or otherwise), results of operations, business, prospects, assets or liabilities of the Surviving Company.

                  (d) No Governmental Entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger (an "Order"); and no such Governmental Entity or third party shall have initiated or threatened to initiate any proceeding seeking an Order.

                  (e) All proceedings taken by Surviving Company and all instruments executed and delivered by Surviving Company on or prior to the Closing Date in connection with the transactions herein contemplated shall be reasonably satisfactory in form and substance to the Merging Company.

                  (f) The Surviving Company shall have obtained any required consent and approval necessary in order that the transactions contemplated hereby do not constitute a material breach or violation of, or result in a right of termination or acceleration of any encumbrance on any material portion of the Surviving Company's properties or assets, any Material Contract, material arrangement or understanding.

                  (g) The results of the financial review and other due diligence performed by the Merging Company and its Representatives shall be satisfactory to Merging Company in Merging Company's sole discretion.

                                   ARTICLE VI

                        TERMINATION, AMENDMENT AND WAIVER

         SECTION 6.01. Termination. This Agreement may be terminated at any time prior to the Closing Date, as follows:

                  (a) by mutual consent of Surviving Company and the Merging Company;

                  (b) by Surviving Company, upon a breach of any representation, warranty, covenant or agreement on the part of the Merging Company set forth in this Agreement or if at any time the results of its investigation are unacceptable in its sole discretion;

                  (c) by the Merging Company, upon a breach of any representation, warranty, covenant or agreement on the part of Surviving Company set forth in this Agreement or if at any time the results of its investigation are unacceptable in its sole discretion;

                  (d) by either Surviving Company or the Merging Company, if there shall be any Order that is final and nonappealable preventing the consummation of the Merger or any similar condition that would prevent or prohibit the Merger;

                  (e) by either Surviving Company or the Merging Company, if the Merger shall not have been consummated before December 1, 2005.

         SECTION 6.02. Effect of Termination. In the event of the termination of this Agreement, this Agreement shall forthwith become void, there shall be no liability on the part of the parties to the other parties and all rights and obligations of any party hereto shall cease.

         SECTION 6.03. Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

         SECTION 6.04. Waiver. At any time prior to the Closing Date, Surviving Company, on the one hand, and the Merging Company, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other party with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby.

                                   ARTICLE VII

                               GENERAL PROVISIONS

         SECTION 7.01. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given upon receipt, if delivered personally or by overnight delivery service or if mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address):

                  (a)      If to:   Advanced 3-D Ultrasound Services, Inc.
                                    3900A 31st Street North
                                    St. Petersburg, Florida 33714


                  (b)      If to:   Professional Technical Services, Inc.
                                    3900A 31st Street North
                                    St. Petersburg, Florida 33714


         SECTION 7.02. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement Section references herein are, unless the context otherwise requires, references to sections of this Agreement.

         SECTION 7.03. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         SECTION 7.04. Entire Agreement. This Agreement (together with the Exhibits and the Schedules to this Agreement) constitutes the entire agreement of the parties, and supersede all prior agreements and undertakings, both written and oral, among the parties or between any of them, with respect to the subject matter hereof.

         SECTION 7.05. Assignment. This Agreement shall not be assigned by operation of law or otherwise.

         SECTION 7.06. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as expressly provided herein.

         SECTION 7.07. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

     SECTION 7.08. Further Assurances. Each party hereto agrees to execute any and all documents and to perform such other acts as may be necessary or expedient to further the purposes of this Agreement and the transactions contemplated hereby.

         SECTION 7.09. Governing Law. This Agreement and all transactions contemplated by this Agreement shall be governed by, construed, and enforced in accordance with the Laws of the State of Florida without regard to any conflicts of laws, statutes, rules, regulations or ordinances. The Parties consent to personal jurisdiction and venue in the Circuit Court in and for Pinellas County, Florida regarding any action for injunctive relief arising under the terms of this Agreement and to enforce the agreement to arbitrate any and all other disputes between them.

         SECTION 7.10 Arbitration. Any and all controversies and disputes between the Parties arising from this Agreement or regarding any other matter whatsoever shall be submitted to arbitration before the American Arbitration Association, utilizing its Commercial Rules. Any arbitration action brought pursuant to this section shall be heard in St. Petersburg, Pinellas County, Florida. The Circuit Court in and for Pinellas County, Florida shall have concurrent jurisdiction with any arbitration panel for the purpose of entering temporary and permanent injunctive relief.

         IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ADVANCED 3-D ULTRASOUND SERVICES, INC.



Benjamin C. Croxton, CEO



PROFESSIONAL TECHNICAL SYSTEMS, INC.



Mike Prentice, Chairman of the Board of Directors